Exhibit 99.1

Trinity Capital Inc. Announces Stock Repurchase Program

PHOENIX, November 7, 2024 – Trinity Capital Inc. (Nasdaq: TRIN) (“Trinity” or the “Company”), a leading provider of diversified financial solutions to growth-oriented companies, today announced that its board of directors has authorized a program for the purpose of repurchasing up to $30 million worth of the Company’s common stock.

Under the repurchase program, Trinity may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time, provided that Trinity complies with applicable policies and laws, including certain price, market, volume, and timing constraints specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. Unless amended or extended by Trinity’s board of directors, the Company expects the repurchase program to be in place until the earlier of November 7, 2025, or until $30 million of Trinity’s outstanding shares of common stock have been repurchased.

The Company’s board of directors authorized the repurchase program because it believes sustained macroeconomic pressures and other market factors may cause the Company’s common stock to be undervalued from time to time, especially relative to the Company’s performance and its peers, and that such repurchase demonstrates the Company’s stability and strength, including the resilience and creditworthiness of its portfolio. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the Investment Company Act of 1940, as amended. The Company has not yet been active in the repurchase program and there are no assurances that it will engage in repurchases, but if market conditions warrant, Trinity now has the ability to take advantage of situations where the Company’s management believes share repurchases would be advantageous to the Company and to its shareholders.

About Trinity Capital Inc.

Trinity Capital Inc. (Nasdaq: TRIN), an internally managed business development company, is a leading provider of diversified financial solutions to growth-oriented companies with institutional equity investors. Trinity Capital’s investment objective is to generate current income and, to a lesser extent, capital appreciation through investments, including term loans and equipment financings and equity-related investments. Trinity Capital believes it is one of only a select group of specialty lenders that has the depth of knowledge, experience and track record in lending to growth stage companies. For more information, please visit the Company's website at www.trinitycap.com.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission ("SEC"). The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release. More information on risks and other potential factors that could affect the Company's financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein or on the webcast/conference call, is included in the Company's filings with the SEC, including in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's most recently filed annual report on Form 10-K and subsequent SEC filings.

Contact

Ben Malcolmson
Head of Investor Relations
Trinity Capital Inc.
ir@trincapinvestment.com